                                                                   EXHIBIT 10.50

                              English Translation

                  LEASE AGREEMENT FOR NON-RESIDENTIAL PROPERTY

                                                             Milan, 4 April 2000

 . 1/a) Primavera S.a.s. di Lazzerini Maria Vittoria e C., fiscal code
  01267570156, Via Castelfidardo 8, Milan, represented by its general partner Maria Vittoria Lazzerini, born in Rome on 16 November 1929 hereby leases to Razorfish Ltd, a company having its registered office in 2 East Poultry Avenue, London EC1A9PT, (on May 3, 2000, Razorfish S.r.l. was assigned definitively this lease by Razorfish Ltd.) represented by Mr. Richard Lockard, born in the USA on 26 May 1966 and resident in London, 27 Dallington Street, the property represented by a building complex composed of a warehouse and workshop and adjacent office, located on the ground floor and partly in the basement of the building located in Milan, with entrance from Via Castelfidardo 8, internal nos. 6, 7, 8, 9, 10.

  The lease shall include three car park areas on the ground floor, in the courtyard, identified by letters "A", "B" and "C" and registered with the Milan Land Registry Office (NCEU) pursuant to the notification of change of particulars filed with UTE ("Ufficio Tecnico Erariale) in Milan on 7 June 1988 with no. 9615, land registry no. 1620486, sheet 132, map n. 32 (135, 136,
  137).

  The building complex including the warehouse and the workshop is registered with the Milan Land Registry as follows:

  No. 1620486 - Sheet 132 - Map 32 (59, 58, 57).

  For a better identification of the building complex hereunder, reference is made to the data concerning identification and destination referred to in the sale and purchase agreement dated 28 February1996, drawn up by notary public Giuliano Salvini with nos. 108.524 and 15.0003 between Primavera S.a.s. and Deutsche Bank Leasing S.p.A. and to the drawings of the ground floor and basement which are signed by the parties and enclosed with this agreement, of which they form an integral and essential part.

 . 1/b) It is expressly agreed that the property leased hereunder shall be exclusively used as warehouse-workshop-storage facilities with adjacent staffed office, with no direct contact with end users. To this effect, the lessee shall provide formal guarantees for all the purposes of current laws, and agrees that compliance with this clause shall be essential for the present and future validity of this agreement.

 . 2) The lease period shall be 6 + 6 (six + six) years, i.e. from 16 March 2000 to 15 March 2012;

 . 3) The annual lease payment has been set at ITL 190,000,000 (one hundred and ninety million lire) plus expenses for general services and heating, determined on the basis of the final statement of expenses to be paid at the lessor's address in three equal instalments in advance of ITL 63,333,335 each due by 31.7, 30.11, 31.3;

                                                                              2.





 . 4) The lessee formally agrees to accept the terms and conditions imposed by the lessor, subject to the provisions of art. 10 of law 392/1978, to pay for heating and to refund any and all expenses in accordance with local practice;

 . 5) The partial or non-payment, by the legally prescribed deadline and in accordance with the law, of any instalment of the lease payment or the portion of any ancillary costs, and the change of destination of the premises, shall entail the termination of the agreement by operation of the law, due to the lessee's fault pursuant to art. 1456 of the Italian Civil Code;

 . 6) The parties hereby agree that the lease payment shall be annually indexed according to the cost-of-living increase as rated by ISTAT, as provided for by the new wording of art. 32 of law 293/1978 introduced by art. 1(9-sexies) of law 118/1985;

 . 7) It is expressly forbidden to sub-lease or grant on free-of-charge bailment the leased premises, wholly or partly. The breach of this clause shall entail the termination of the agreement by operation of the law pursuant to art. 1456 of the Italian Civil Code;

 . 8) The lessee hereby declares that it has inspected the premises and the equipment in their present state and that they meet its requirements, without exceptions, in accordance with art. 1575 of the Italian Civil Code. The lessee may change and restructure the premises and installations to suit its specific requirements, with the prior consent of the lessor to whom the relevant plans will be submitted by and at the expense of the lessee, at no cost to the lessor and subject to the application for the relevant permits with the competent public authorities by and at the lessee's expense, indemnifying the lessor against any liability in this regard. The parties acknowledge that this has been duly taken into account in determining the lease payment. At the end of the lease period, any improvement of or addition to the premises shall remain with the lessor without payment of compensation, subject to the possibility for the lessor to demand that the premises be returned to it in their original condition, at the lessee's expense. The parties hereby agree that this has been taken into account in determining the lease payment.

 . 9) The repairs and replacements provided for by arts. 1575 and 1609 of the Italian Civil Code and those concerning the installations exclusively pertaining to the leased property, i.e. electrical (bells, wires, intercommunication systems) and hydraulic installations (taps, tubs, sinks and washbasins, siphons, heating plant), window and door frames, rolling gates, roller shutters (including belts, rollers, hinges, glasses, etc.) shall be borne by the lessee. The lessor shall have the right to visit, or have someone visit, the leased premises at any time throughout the term of the lease and make internal and external innovations, repairs, installations and works in general, with no obligation to indemnify the lessee, even if the works were to last over twenty days and were not urgent, the lessee expressly waiving the provision of arts. 1582, 1583 and 1584 of the Italian Civil Code;

 . 10) Upon receipt of the notice of termination or in the event that the owner intends to sell the building or the leased property, the lessee shall let any potential purchasers visit the premises from 2 to 4 p.m. on Mondays, Wednesdays and Fridays, excluding holidays or shall have to pay damages. In any case, in the event of sale of the building,

                                                                              3.


  the lessor shall notify the lessee who, all conditions being equal, shall have a right of first refusal which it will exercise within a non-extendible 60-day term, pursuant to art. 38 of law 392/1978;

 . 11) If, during the lease period, all or part of the premises were declared to be unsuitable for the use provided for hereunder, the lessor, following the subsequent termination of the agreement, shall return only the portion of the lease payments made to it in advance in proportion to the period during which the premises would not be occupied, and shall have no further liability in terms of indemnity of damages, including in the cases provided for by art. 1578(2) of the Italian Civil Code.

 . 12) The lessee is appointed as the custodian of the leased premises and hereby expressly holds the lessor harmless for direct or indirect damage deriving from wilful or unintentional events, failure to act or fault of the doorman, of any tenants or any third parties, and notably from burglaries or thefts and damage that might be caused to the premises as a result of humidity, floods or water infiltration and sewage overflowing. Similarly, the lessor shall be held harmless for any liability arising from the scarcity or lack of water, gas or power and the non-performance of services, including in connection with heating, the lift and intercommunication system, also as a result of, but not limited to, breakdowns or delays in the repair work;

 . 13) For all purposes hereof, including the notification of executory acts and competent jurisdiction, the lessee shall have its domicile at the leased premises, whether or not he should continue to live there in future;

 . 14) Subject to the terms of art.8 of law 392/1978, the lessee shall bear all costs in connection with this agreement and its subsequent renewals, as well as any taxes, stamp duties and costs relating to collection or the issue of receipts;

 . 15) The lessee hereby declares that it is aware of and accepts as an integral part of this agreement, all the terms and conditions contained in the "General Tenants Regulations" of which it obtained a copy, and those contained in the regulation specific to the building. After notifying a breach of the provisions of the Regulation by the lessee at least two times by registered mail, the lessor shall be entitled to request termination of the agreement with all the associated legal implications;

 . 16) The deposit paid by the lessee, equal to four-month rent, shall be returned after delivery of the leased premises and may not be regarded as an advance on the lease payments. If utilised, the deposit shall have to be replenished and, at the request of either party, may be increased or decreased in proportion to any changes in the lease payments;

 . 17) The parties hereby acknowledge that the property hereunder is totally unrelated and non-accessory to any other residential or non-residential property the subject of any other current or future agreements between any other parties;

 . 18) Should either party fail to give the other party the notice of termination by judicial act or by registered mail sent 12 (twelve) months prior to expiration of the lease term, the agreement shall be understood to be renewed for an additional year, on the same terms and conditions, except as provided for by art. 6 in connection with the amount of the lease;

                                                                              4.

 . 19) It is agreed that payment of the lease shall be suspended for the first 3
  (three) months from the beginning of the lease period, in order to allow the lessee to restructure the building complex, irrespective of the actual date of the works. The lessee may move out its furnishings and furniture within approx. 30 days of the commencement of the lease period. All iron shelves will be kept in place and the lessee will be entitled to use them at its discretion free of charge. Should they be of no use to the lessee, the latter shall remove them at its expense, without cost to the lessor.

The General Tenants Regulations prepared by the Milan Association of Proprietors are enclosed herewith.


The Lessor                                                The Lessee

/s/ Maria Vittoria Lazzerini                           /s/ Richard Lockard
-----------------------------                          -----------------------

Pursuant to arts. 1341 and 1342 of the Italian Civil Code, the parties declare that they have read and expressly approve all clauses with particular attention to arts. 4 (heating), 5 (full or partial non-payment), 6 (indexation at the ISTAT rate of cost-of-living increase), 7 (prohibition to sub-lease), 8 (premises in their current condition and improvements), 9 (repair and additions), 11 (early termination - reimbursement of lease payments), 16 (deposit), 17 (no relation).


The Lessor                                                The Lessee

/s/ Maria Vittoria Lazzerini                              /s/ Richard Lockard
----------------------------                              --------------------

                              English Translation

                  LEASE AGREEMENT FOR NON-RESIDENTIAL PROPERTY

                                                             Milan, 4 April 2000

 . 1/a) Compagnia Italiana S.r.l., fiscal code 10107660152, with registered office at Via Castelfidardo 8, Milan, represented by its Sole Director Maria Vittoria Lazzerini, born in Rome on 16 November 1929 hereby leases to Razorfish Ltd, a company having its registered office in 2 Fast Poultry Avenue, London EC1A9PT, (on May 3, 2000, Razorfish S.r.l. was assigned definitively this lease by Razorfish Ltd.) represented by Mr. Richard Lockard, born in the USA on 26 May 1966 and resident in London, 27 Dallington Street, the property represented by a one-window shop on the ground floor, with storeroom in the back and a small warehouse on the basement in Milan, Via Castelfidardo 8, registered with the Land Registry Office (NCEU) with no. 12532, sheet 312, map n. 32 sub.55 (ground floor), 21 m2 and sub. 61 basement 30 m2.

  For a better identification of the building complex hereunder, reference is made to the data concerning identification referred to in the sale and purchase agreement dated 24 July 1990 drawn up by notary public Sergio Todisco, registered in Milan on 1 August 1990 with no. 23133, between Compagnia Italiana S.r.l. and Gabetti Leasing S.r.l.;

 . 1/b) The Lessee acknowledges that the property shall not be used as a shop and there will be no direct contact with end users. To this effect, the lessee shall provide formal guarantees for all the purposes of current laws, and agrees that compliance with this clause shall be essential for the present and future validity of this agreement. For anything else, express reference is made to clause 17 of this agreement concerning the absence of any relation and accessoriness between the property hereunder and any other nearby property governed by other agreements;

 . 2) The lease period shall be 6 + 6 (six + six) years, i.e. from 16 March 2000 to 15 March 2012;

 . 3) The annual lease payment has been set at ITL 30.000.000. (thirty million lire) plus expenses for general services and heating, determined on the basis of the final statement of expenses to be paid at the lessor's address in three equal instalments in advance of ITL 10.000.000 (ten million lire) each due by
  31.07 / 30.11./ 31.03.

 . 4) The lessee formally agrees to accept the terms and conditions imposed by the lessor, subject to the provisions of art. 10 of law 392/1978, to pay for heating and to refund any and all expenses in accordance with local practice;

 . 5) The partial or non-payment, by the legally prescribed deadline and in accordance with the law, of any instalment of the lease payment or the portion of any ancillary costs, and the change of destination of the premises, shall entail the termination of the agreement by operation of the law, due to the lessee's fault pursuant to art. 1456 of the Italian Civil Code;

                                                                              2.

 . 6) The parties hereby agree that the lease payment shall be annually indexed according to the cost-of-living increase as rated by ISTAT, as provided for by the new wording of art. 32 of law 293/1978 introduced by art. 1(9-sexies) of law 118/1985;

 . 7) It is expressly forbidden to sub-lease or grant on free-of-charge bailment the leased premises, wholly or partly. The breach of this clause shall entail the termination of the agreement by operation of the law pursuant to art. 1456 of the Italian Civil Code;

 . 8) The lessee hereby declares that it has inspected the premises and the equipment in their present state and that they meet its requirements, without exceptions, in accordance with art. 1575 of the Italian Civil Code. The lessee may change and restructure the premises and installations to suit its specific requirements, with the prior consent of the lessor to whom the relevant plans will be submitted by and at the expense of the lessee, at no cost to the lessor and subject to the application for the relevant permits with the competent public authorities by and at the lessee's expense, indemnifying the lessor against any liability in this regard. The parties acknowledge that this has been duly taken into account in determining the lease payment. At the end of the lease period, any improvement of or addition to the premises shall remain with the lessor without payment of compensation, subject to the possibility for the lessor to demand that the premises be returned to it in their original condition, at the lessee's expense. The parties hereby agree that this has been taken into account in determining the lease payment.

 . 9) The repairs and replacements provided for by arts. 1575 and 1609 of the Italian Civil Code and those concerning the installations exclusively pertaining to the leased property, i.e. electrical (bells, wires, intercommunication systems) and hydraulic installations (taps, tubs, sinks and washbasins, siphons, heating plant), window and door frames, rolling gates, roller shutters (including belts, rollers, hinges, glasses, etc.) shall be borne by the lessee. The lessor shall have the right to visit, or have someone visit, the leased premises at any time throughout the term of the lease and make internal and external innovations, repairs, installations and works in general, with no obligation to indemnify the lessee, even if the works were to last over twenty days and were not urgent, the lessee expressly waiving the provision of arts. 1582, 1583 and 1584 of the Italian Civil Code;

 . 10) Upon receipt of the notice of termination or in the event that the owner intends to sell the building or the leased property, the lessee shall let any potential purchasers visit the premises from 2 to 4 p.m. on Mondays, Wednesdays and Fridays, excluding holidays or shall have to pay damages. In any case, in the event of sale of the building, the lessor shall notify the lessee who, all conditions being equal, shall have a right of first refusal which it will exercise within a non-extendible 60-day term, pursuant to art. 38 of law 392/1978;

 . 11) If, during the lease period, all or part of the premises were declared to be unsuitable for the use provided for hereunder, the lessor, following the subsequent termination of the agreement, shall return only the portion of the lease payments made to it in advance in proportion to the period during which the premises would not be

                                                                              3.

  occupied, and shall have no further liability in terms of indemnity of damages, including in the cases provided for by art. 1578(2) of the Italian Civil Code.

 . 12) The lessee is appointed as the custodian of the leased premises and hereby expressly holds the lessor harmless for direct or indirect damage deriving from wilful or unintentional events, failure to act or fault of the doorman, of any tenants or any third parties, and notably from burglaries or thefts and damage that might be caused to the premises as a result of humidity, floods or water infiltration and sewage overflowing. Similarly, the lessor shall be held harmless for any liability arising from the scarcity or lack of water, gas or power and the non-performance of services, including in connection with heating, the lift and intercommunication system, also as a result of, but not limited to, breakdowns or delays in the repair work;

 . 13) For all purposes hereof, including the notification of executory acts and competent jurisdiction, the lessee shall have its domicile at the leased premises, whether or not he should continue to live there in future;

 . 14) Subject to the terms of art.8 of law 392/1978, the lessee shall bear all costs in connection with this agreement and its subsequent renewals, as well as any taxes, stamp duties and costs relating to collection or the issue of receipts;

 . 15) The lessee hereby declares that it is aware of and accepts as an integral part of this agreement, all the terms and conditions contained in the "General Tenants Regulations" of which it obtained a copy, and those contained in the regulation specific to the building. After notifying a breach of the provisions of the Regulation by the lessee at least two times by registered mail, the lessor shall be entitled to request termination of the agreement with all the associated legal implications;

 . 16) The deposit paid by the lessee, equal to four-month rent, shall be returned after delivery of the leased premises and may not be regarded as an advance on the lease payments. If utilised, the deposit shall have to be replenished and, at the request of either party, may be increased or decreased in proportion to any changes in the lease payments;

 . 17) The parties hereby acknowledge that the property hereunder is totally unrelated and non-accessory to any other residential or non-residential property the subject of any other current or future agreements between any other parties;

 . 18) Should either party fail to give the other party the notice of termination by judicial act or by registered mail sent 12 (twelve) months prior to expiration of the lease term, the agreement shall be understood to be renewed for an additional year, on the same terms and conditions, except as provided for by art. 6 in connection with the amount of the lease;

 . 19) I t is agreed that payment of the lease shall be suspended for the first 3
  (three) months from the beginning of the lease period, in order to allow the lessee to restructure the building complex, irrespective of the actual date of the works. The lessee may move out its furnishings and furniture within approx. 30 days of the commencement of the lease period. All iron shelves will be kept in place and the lessee will be entitled to use them at its discretion free of charge. Should they be of no use to the lessee, the latter shall remove them at its expense, without cost to the lessor.

                                                                              4.


The General Tenants Regulations prepared by the Milan Association of Proprietors are enclosed herewith.


The Lessor                                                The Lessee

/s/ Maria Vittoria Lazzerini                            /s/ Richard Lockard
   -------------------------                               ---------------------

Pursuant to arts. 1341 and 1342 of the Italian Civil Code, the parties declare that they have read and expressly approve all clauses with particular attention to arts. 4 (heating), 5 (full or partial non-payment), 6 (indexation at the ISTAT rate of cost-of-living increase), 7 (prohibition to sub-lease), 8 (premises in their current condition and improvements), 9 (repair and additions), 11 (early termination - reimbursement of lease payments), 16 (deposit), 17 (no relation).


The Lessor                                                The Lessee

/s/Maria Vittoria Lazzerini                               /s/ Richard Lockard
---------------------------                               ----------------------


Registration is requested by both parties or by ___________________